ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement") is made as of August 20, 2007, by and among Advance Nanotech, Inc. (the "Company"), Axiom Capital Management, Inc. (the "Placement Agent") and HSBC Bank USA, National Association, as escrow agent (the "Escrow Agent").

WITNESSETH:

WHEREAS, investors (the "Purchasers") will be purchasing from the Company, severally and not jointly with the other Purchasers, in the aggregate, up to approximately $6,000,000 of the Company's 8% Senior Secured Convertible Notes and Warrants (the "Notes") and the Purchaser's funds the ("Subscription Amounts") on the Closing Date as set forth in the Subscription Agreement between the Purchasers and the Company ("Subscription Agreements"), which Securities will be issued under the terms contained herein and in the Company's Offering Documents; and

WHEREAS, it is intended that the purchase of the Securities be consummated in accordance with the requirements set forth in Regulation D promulgated under the Securities Act of 1933, as amended; and

WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the Subscription Amounts in escrow (such amounts the "Escrowed Funds") until the Escrow Agent has received the Release Notice (as defined below) executed by the Company and the Placement Agent; and

WHEREAS, the Escrowed Funds shall not be released until a minimum of $3,000,000 Escrow Funds has been deposited with the Escrow Agent (the "Minimum Amount").

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1

TERMS OF THE ESCROW

1.1. The parties hereby agree to establish an escrow account, which shall be a non-interest bearing trust account, with the Escrow Agent whereby the Escrow Agent shall hold the funds for the cash purchase of the Company's Securities as contemplated by the Company's Confidential Term Sheet.

1.2. Upon the Escrow Agent's receipt from time to time of the escrow release notice attached hereto as Exhibit A (the "Escrow Release Notice"), Escrow Agent will release the

Escrowed Funds pursuant to the instruction set forth in the Escrow Release Notice; provided that no Escrowed Funds may be released to the Company pursuant to the first Escrow Release Notice until the Minimum Amount has been reached.

1.3. **In the event that the Escrow Agent does not receive an Escrow Release Notice executed by the Company and the Placement Agent by December 31, 2007 ("Escrow Return Date") relating to any Escrowed Funds, the Escrow Agent shall return such Escrowed Funds to the Purchasers. The Escrow Return Date may be extended by mutual written consent of the Purchasers and the Company.**

1.4. Wire transfers to the Escrow Agent shall be made as follows:

HSBC Bank, USA, National Association
ABA# 021001088
Account# 002600161 Corp Trust
FFC Account#:
REF:

Attention: Nelson Kercado

1.5. The Company agrees to pay the Escrow Agent its fees, costs and expenses (including but not limited to the reasonable fees and expenses of Escrow Agent's counsel) for all services rendered by it under this Agreement as separately agreed to in writing. The Escrow Agent shall also be entitled to reimbursement for all loss, liability, damage or expenses paid or incurred by it in the administration of its duties under this Agreement, including, but not limited to, all reasonable counsel fees, disbursements and all taxes or other governmental charges. At all times, the Escrow Agent will have a right of set off and first lien on Escrowed Funds for payment of the Escrow Agent's fees and expenses and all such reasonable loss, liability, damage or expenses. Such fees and expenses shall be paid from the Escrowed Funds; provided, however, if the Escrowed Funds are insufficient to cover such expenses, the Escrow Agent shall be entitled to seek recourse against the Company. The terms and obligations of this Section 1.5 shall survive the termination of this Agreement, the payment of all amounts hereunder and the resignation or removal of the Escrow Agent. In addition, the Company will provide the Escrow Agent with appropriate W-9 forms for tax identification number certifications, or W-8 forms for non-resident alien certifications for each Purchaser prior to the date of execution of this Agreement.

1.6. THE ESCROW FUNDS SHALL REMAIN UN-INVESTED. The Escrow Agent shall not be responsible for assuring that the Escrowed Funds are sufficient for the disbursements contemplated hereunder this Agreement.

ARTICLE II

MISCELLANEOUS

2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or

provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

2.2 All notices or other communications required or permitted hereunder shall be in writing.

2.3 This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

2.4 This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. The Escrow Agent shall not be bounds by the provisions of any agreement among the other parties hereto (with the exception of this Agreement), including but not limited to the Subscription Agreement and the Company's Confidential Term Sheet. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.5 Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

2.6 The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court of competent jurisdiction sitting in New York City.

2.7 The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by Company and the Escrow Agent.

2.8 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and no implied duties or obligations shall be read into this agreement against the Escrow Agent. The Escrow Agent may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. Furthermore, the parties hereto shall each deliver to the Escrow Agent a list of authorized signatories, as set forth in the attached Schedule A hereto, with respect to any notice, certificate, instrument, demand, request, direction, instruction, waiver, receipt, consent or other document or communication required or permitted to be furnished to the Escrow Agent hereunder, and the Escrow Agent shall be entitled to rely on such list with respect to any party until a new list is furnished by such party to the Escrow Agent. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud or willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

2.9 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

2.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Subscription Agreement or any documents or papers deposited or called for thereunder.

2.11 The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and shall not be liable for any action taken or omitted in accordance with such advice.

2.12 The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving thirty (30) days written notice to the Company. In the event of any such resignation, the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any Escrowed Funds and other documents held by the Escrow Agent. If no successor escrow agent is appointed by the end of the 30 day notice period, the Escrow Agent's sole responsibility shall be to safe-keep the Escrowed Funds pending the appointment of a successor escrow agent. In the alternative, and at its own option, the Escrow Agent shall be entitled to (i) petition a court of competent jurisdiction to appoint a successor escrow agent or (ii) deposit the Escrowed Funds with a court of competent jurisdiction and thereupon have no further duties or responsibilities in connection therewith.

2.13 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.14 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the Escrowed Funds hereunder, or if the Escrow Agent is unsure as to its rights or duties hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the Escrowed Funds until such disputes or uncertainties shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected (provided the Escrow Agent shall receive a copy of such order, decree or judgment along with a written certification from one of the parties hereto that such order, decree or judgment is final, non-appealable and issued by a court of competent jurisdiction), but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the Escrowed Funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of

New York in accordance with the applicable procedure therefore and thereupon have no further duties or responsibilities in connection therewith.

2.15 This Agreement may be executed by facsimile and in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. Execution and delivery of this Agreement by facsimile transmission (including delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

2.16 The Company agrees to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to its role as Escrow Agent with respect to the transactions contemplated hereby, other than any such claim, liability, cost or expense to the extent the same shall have been determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent. The parties hereto grant the Escrow Agent a lien on, right of set-off against, and security interest in the Escrowed Funds for the payment of any claim for indemnification due hereunder which has not been timely satisfied by either the Company. The terms and obligations of this Section 2.16 shall survive the termination of this Agreement, the payment of all amounts hereunder and the resignation or removal of the Escrow Agent.

2.17 Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

2.18 This Agreement shall automatically terminate upon the complete distribution of the Escrowed Funds which shall occur on the earlier of (i) the receipt of a final Escrow Release Notice executed by the Company and the Placement Agent stating that such Escrow Release Notice is the final Escrow Release Notice or (ii) the return of the Escrowed Funds to the Purchasers in the event that the Escrow Agent does not receive an Escrow Release Notice executed by the Company and the Placement Agent relating to such Escrowed Funds by the Escrow Return Date.

2.19 This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any party without the prior written consent of the other parties hereto. Any attempt to assign or transfer this Agreement in violation of this Section 2.19 shall be void.

2.20 No party to this Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control.

2.21 The Escrow Agent shall never be required to use or advance its own funds or otherwise incur personal financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder, and, with prior notice to the parties hereto, shall have the right to perform any of its duties hereunder through agents, attorneys, custodians or

nominees; provided, that Escrow Agent may incur personal financial liability in the event that Escrow Agent's actions or omissions with respect to its duties hereunder constitute gross negligence or willful misconduct.

2.22 All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile, or sent, postage prepaid, by registered, certified or express U.S. mail, or overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, three days after mailing (two Business Days in the case of express mail or overnight courier service), as follows:

If to Company, to:

Antonio Gonclaves, Jr.
Officer & CEO
Advance Nanotech, Inc.
600 Lexington Avenue, 29th Floor
New York, New York 10022

with copies to:

Gersten Savage LLP
600 Lexington Avenue, 9th Floor
New York, New York 10022
Telephone: (212) 752-9700
Facsimile: (212) 813-9768
Attention: Peter Gennuso, Esq.

If to the Escrow Agent, to:

HSBC Bank, USA, National Association
10 East 40th St, 14th floor
New York, NY 10016
Attention: Nelson Kercado

If to the Placement Agent, to:

Axiom Capital Management, Inc.
780 Third Avenue, 43rd floor
New York, NY 10017
Attention: Mark Martino, President

with copies to:

Wollmuth Maher & Deutsch LLP
500 Fifth Avenue
New York, NY 10110
Fax: (212) 382-0050
Attention: Rory Deutsch, Esq.

2.23 If any provision, including any phrase, sentence, clause, section or subsection, of this Agreement is invalid, inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering such provisions in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision contained in this Agreement invalid, inoperative, or unenforceable to any extent whatsoever, and such other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to a party.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

ADVANCE NANOTECH, INC.

By: ______________________
Name: M. GIPPING
Title: CHAIRMAN

ESCROW AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION

By: ______________________
Name: NELSON KERCADO
Title: ASSISTANT VICE PRESIDENT

AXIOM CAPITAL MANAGEMENT, INC.
On behalf of itself and on behalf of the Purchasers as attorney-in-fact

By: ______________________
Name: Mark Martino
Title: President

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit A

RELEASE NOTICE

The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of ______, 2007, between Advance Nanotech, Inc. (the "Company"), Axiom Capital Management, Inc. (the "Placement Agent") and HSBC Bank USA, National Association, as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Units set forth in the Subscription Agreement, including without limitation, the Minimum Amount has been reached. The Company hereby confirms that all of the respective representations and warranties contained in the Subscription Agreement remain true and correct and authorize the release by the Escrow Agent of the funds pursuant to the instructions set forth in the attached Use of Proceeds schedule and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Placement Agent.

This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this __ day of ________ 2007.

ADVANCE NANOTECH, INC.

By:______________________________
Name:
Title:

AXIOM CAPITAL MANAGEMENT, INC.

By:______________________________
Name: Mark Martino
Title: President

Use of Proceeds Schedule

Schedule A

Authorized Signatories

The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by the following on behalf of the Company:

____________________________ ____________________________
True Signature

____________________________ ____________________________
True Signature

Schedule A

Authorized Signatories

The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by the following on behalf of the Company:

Mark Martino	[signature] True Signature
	True Signature

FIRST AMENDMENT TO ESCROW AGREEMENT

This First Amendment ("First Amendment") to the Escrow Agreement dated as of August 20, 2007 (the "Agreement") by and among Advance Nanotech, Inc. (the "Company"), Axiom Capital Management, Inc. ("Placement Agent") and HSBC Bank USA, National Association, as escrow agent (the "Escrow Agent") is entered into as of this 14th day of January 2008.

WHEREAS, the Agreement provides for a termination of December 31, 2007;

WHEREAS, the Agreement requires that all amendments be in writing and signed by the Company, the Placement Agent and the Escrow Agent; and

WHEREAS, the Company, the Placement Agent and the Escrow Agent have agreed to execute this First Amendment in order to extend the term of the Agreement.

NOW, THERFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

SECTION 1.3 of the Agreement is hereby amended as follows:

1.3 In the event that the Escrow Agent does not receive an Escrow Release Notice executed by Placement Agent and the Company by July 1, 2008 (the "Escrow Return Date"), the Escrow Agent shall return Escrowed Funds to the Purchasers per a Joint Instruction by both parties. The Escrow Return Date may be extended by mutual written consent of Placement Agent and the Company.

This First Amendment may be executed by facsimile and in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. Execution and delivery of this First Amendment by facsimile transmission (including delivery of documents in Adobe PDF format) shall constitute execution and delivery of this First Amendment for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

ADVANCE NANOTECH, INC.

By: ______________________

Name: MAGNUS GITTINS

Title: EXECUTIVE CHAIRMAN.

AXIOM CAPITAL MANAGEMENT, INC.

On behalf of itself and on behalf of the Purchasers as attorney-in-fact

By: ______________________

Name: Mark Martino

Title: President

ESCROW AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION,
As Escrow Agent

By: ______________________

Name: Nelson X. Kercado

Title: Authorized Signatory